UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): June 15, 2005
                                                   -------------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


           TEXAS               1-5807           75-0256410
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(State or other Jurisdiction  (Commission   (I. R. S. Employer
      of incorporation)       File Number)  Identification No.)


2441 Presidential Pkwy, Midlothian, Texas           76065
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 (Address of principal executive offices)         (Zip Code)


                         (972) 775-9801
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     (Registrant's telephone number, including area code)


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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[]Written   communications  pursuant  to  Rule  425   under   the
  Securities Act (17 CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the  Exchange
  Act (17 CFR 240.14a-12)
[]Pre-commencement  communications  pursuant  to  Rule   14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))
[]Pre-commencement  communications  pursuant  to  Rule   13e-4(c)
  under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition
          ----------------------------------------------
Item 7.01 Regulation FD Disclosure
          ------------------------

      The  following  information is furnished pursuant  to  Item
      2.02,  "Results of Operations and Financial Condition"  and
      Item 7.01, "Regulation FD Disclosure."

      On June 15, 2005, Ennis, Inc. issued a press release announcing its first quarter operating results. This information shall not be deemed "filed" for purposes of
      Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 5.02 Departure of Directors or Principal Officers; Election
          of Directors; Appointment of Principal Officers.
          ------------------------------------------------------

      On June 17, 2005, Ennis, Inc. issued a press release announcing the retirement of Harve Cathey (age 66), Vice President-Finance, Chief Financial Officer and Secretary. No definitive date has been established for Mr. Cathey's retirement, and he has agreed to stay on through a transitions period while a search is undertaken for his successor. A copy of the press release is attached as
      Exhibit 99.1 and is incorporated herein by reference.

Item 8.   Other Events Submission of Matters To A Vote of
          Security Holders
          ------------------------------------------------------

       (a) The Company held its Annual Meeting of Shareholders on
           June 16, 2005.

       (b) Proxies for the meeting were solicited pursuant to Regulation 14; there was no solicitation in opposition to management's nominees for directors listed in the Proxy Statement and all such nominees were elected.

        Directors elected were:

          Nominees for
          Director           Votes Cast for    Votes Withheld
          --------------     --------------    --------------

          Keith S. Walters     22,806,544           187,634
          James B. Gardner     19,725,686         3,268,492
          Ronald M. Graham     19,834,243         3,159,935


Item 9.01 Financial Statements and Exhibits
          ----------------------------------

       Exhibit 99 Press release dated June 15, 2005, announcing first quarter operating results.

       Exhibit   99.1   Press  release  dated  June   17,   2005,
       announcing CFO retirement.

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.


Date:  June 17, 2005            /s/ Harve Cathey
       -------------             -------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer























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